UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2026

ESSEX PROPERTY TRUST, INC.

ESSEX PORTFOLIO, L.P.

(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.) California (Essex Portfolio, L.P.)	77-0369576 (Essex Property Trust, Inc.) 77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200 San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2026, Essex Property Trust, Inc. (the “Company”) held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2027 annual meeting or until their successors are duly elected and qualified: John V. Arabia, Keith R. Guericke, Anne B. Gust, Maria R. Hawthorne, Amal M. Johnson, Mary Kasaris, Angela L. Kleiman, Irving F. Lyons, III, and George M. Marcus.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	Approved, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Proxy.

As of the record date of February 25, 2026, for the Annual Meeting, there were 64,477,129 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

Nominee	FOR	AGAINST	ABSTENTIONS

John V. Arabia	57,549,745	191,552	16,269
Keith R. Guericke	40,215,574	17,525,898	16,094
Anne B. Gust	57,279,661	386,749	91,156
Maria R. Hawthorne	57,408,791	333,328	15,447
Amal M. Johnson	55,576,524	2,164,966	16,076
Mary Kasaris	57,277,619	464,852	15,095
Angela L. Kleiman	56,722,853	1,022,526	12,187
Irving F. Lyons, III	54,244,754	3,497,072	15,740
George M. Marcus	55,879,964	1,862,022	15,580

There were 1,790,315 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2026 were as follows:

For	Against	Abstentions
55,540,309	3,988,720	18,852

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
54,073,162	3,549,929	134,475	1,790,315

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026

Essex Property Trust, Inc.

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel, and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc.,
its General Partner

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel, and Secretary